                                                                 EXHIBIT 24

                             POWER OF ATTORNEY


    WHEREAS, Enserch Exploration, Inc. ("EEI"), a Texas corporation, intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1994, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of EEI, does hereby appoint
G. J. Junco or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer or both, as the case may be, of EEI, said
Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of February, 1995.







                               /s/ D. W. Biegler
                               ________________________________________
                               D. W. Biegler

                             POWER OF ATTORNEY


    WHEREAS, Enserch Exploration, Inc. ("EEI"), a Texas corporation, intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1994, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of EEI, does hereby appoint
D. W. Biegler or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer or both, as the case may be, of EEI, said
Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of February, 1995.







                               /s/ Gary J. Junco
                              ________________________________________
                              Gary J. Junco

                             POWER OF ATTORNEY


    WHEREAS, Enserch Exploration, Inc. ("EEI"), a Texas corporation, intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1994, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as a director of EEI, does hereby appoint D. W. Biegler, G. J. Junco or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of EEI, said
Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of February, 1995.







                               /s/ B. A. Bridgewater, Jr.
                               _______________________________________
                               B. A. Bridgewater, Jr.

                             POWER OF ATTORNEY


    WHEREAS, Enserch Exploration, Inc. ("EEI"), a Texas corporation, intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1994, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as a director of EEI, does hereby appoint D. W. Biegler, G. J. Junco or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of EEI, said
Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of February, 1995.







                                /s/ Frederick S. Addy
                                ________________________________________
                                Frederick S. Addy

                             POWER OF ATTORNEY


    WHEREAS, Enserch Exploration, Inc. ("EEI"), a Texas corporation, intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1994, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as an officer of EEI, does hereby appoint D. W. Biegler or G. J. Junco, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of EEI, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of February, 1995.







                                /s/ S. R. Singer
                               ________________________________________
                               S. R. Singer

                             POWER OF ATTORNEY


     WHEREAS, Enserch Exploration, Inc. ("EEI"), a Texas corporation, intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1994, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as an officer of EEI, does hereby appoint D. W. Biegler, G. J. Junco or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of EEI, said
Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of February, 1995.







                              /s/ J. W. Pinkerton
                              ________________________________________
                              J. W. Pinkerton